SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 20, 2012


                             SAFEBRAIN SYSTEMS, INC.
                    ----------------------------------------
                 (Name of Small Business Issuer in its charter)


          Delaware                 000-50493                   98-0412431
  ------------------------      -----------------        --------------------
  (State of incorporation)    (Commission File No.)      (IRS Employer
                                                          Identification No.)

                           100 - 224 11th Avenue S.W.
                                Calgary, Alberta
                                 Canada T2R 0C3
                        --------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:     (403) 233-9239


                              ALVERON ENERGY CORP.
               --------------------------------------------------
          (Former name or former address if changed since last report)

Item 2.01  Completion of Acquisition or Disposition of Assets

BACKGROUND

     We were incorporated in Delaware in 2003. In 2007, we began conducting a preliminary investigation into developing commercial scale wind and hydro turbine projects. We abandoned this concept in 2008 and have been inactive since then.

     In March 2012, Michael Scott purchased 39,900,000 shares of our common stock from Sang-Ho Kim who, at that time, was our Chief Executive Officer.

     In March 2012, Sang-Ho Kim and Surendran Shanmugan appointed Michael Scott as one of our directors. Following the appointment of Mr. Scott, Mr. Kim resigned as our officer. Following his resignation, Mr. Scott became our Chief Executive Officer and our Principal Financial and Accounting Officer.

     In March 2012 Mr. Scott transferred 18,900,000 shares he purchased from Sang-Ho Kim to various shareholders in SafeBrain Systems, Inc. and to other third parties.

     Mr. Kim and Mr. Shanmugan resigned as directors on April 15, 2012.

     On July 11, 2012 we changed our name to Safebrain Systems, Inc.

ACQUISITION OF THE SAFEBRAIN TECHNOLOGY

     On May 25, 2012, we entered into an agreement to acquire the SafeBrain System ("SafeBrain") from Rod Newlove for $900,000, of which $600,000 has been paid and the remaining $300,000 is to be paid at a later date. The acquisition was completed on July 20, 2012.

     SafeBrain works in two ways:

     o The Cranium Impact Analyzer Sensor (the "C.I.A.") is mounted on the helmet of an athlete;

     o The SafeBrain software allows in-depth analysis of any impact event and can be customized for the notification and data logging settings for each athlete.

     The C.I.A. sensor was designed to ensure compatibility with a wide range of athletic helmets. The sensor is approximately the size of a quarter and weighs less than 8 grams. Even at this small size, the C.I.A. patented sensor contains a 3-axis accelerometer, based on a 16-bit microprocessor. The C.I.A. sensor contains a data-logger and real-time clock to provide time-stamped force-readings when used with the SafeBrain software.

     Placed on the helmet, the small CIA sensor accurately measures G-force on all 3 -axis. An LED indicator light flashes to alert the monitor, coaching staff or an individual when an impact has occurred that has the potential to cause a concussion which requires proper assessment and perhaps medical attention.

     On May 15, 2012, we entered into a Consulting Agreement with a company controlled by Mr. Newlove. The agreement provides that we will pay the consultant $10,000 per month for supervising the manufacturing of, and developing improvements for, the SafeBrain System. In addition, during each twelve-month period during the term of this agreement, we will provide supplies and materials to the Consultant, at a cost not to exceed $5,000 during the twelve-month period, to be used by the Consultant in performing the consulting services.

     The Consulting Agreement will expire on June 30, 2017.

Marketing

     We plan to market the SafeBrain System to non-professional athletes who participate in sports that require helmets such as hockey, football, biking, motor-cross, skiing and snowboarding.

     There are over 1.5 million registered minor hockey players worldwide with over 71% of them being located in North America representing over 50,000 teams.

     There are an estimated 1.1 million high school students playing American football and 35,000 college players currently in the USA. Studies published over the last 20 years indicate that 15-20% of high school football players or nearly 250,000 players suffer concussions each year in the United States. According to Safekids.org as of October 25, 2011, thirty-three states in the USA have enacted youth sports concussion related laws. Although the wording varies from state to state the focus is primarily on three main points;

     o Teams are to educate their players and parents about the nature of concussions and brain injury.

     o Coaches who suspect a player has sustained a concussion must remove the player from the game, competition and practice.

     o    A player removed from play due to a concussion  must be evaluated by a
          health  care   provider   and   receive   written   clearance   before
          participating in sports again.

     With the demand for extreme sports related competitions growing, sports such as biking, skiing, snow-boarding, motor cross and the like are also garnering significant media exposure for head trauma related injuries most noticeably concussions.

     We believe SafeBrain is currently the only product that has state of the art advancement technology with 360 degree impact gauging and monitoring in addition to indicator warning lights that flash the moment of impact.

     SafeBrain will be marketed to all amateur football and hockey teams starting at the novice level through major junior and professional levels. In addition SafeBrain will also be marketed to individuals and teams in other sports such as skateboarding, skiing, biking, bmx freestyle, motor cross, sport racing and lacrosse. The primary focus for the first eighteen to twenty-four months will be the North American football and hockey markets although there will be no limitations placed on sales in other markets.

     Although SafeBrain will benefit from the ongoing media print and television exposure to sports related concussions, to help drive awareness for SafeBrain, the marketing approach will be multi-faceted. We will hire a dedicated sales team to assist in generating interest from teams and individuals throughout Canada and the United States. The sales team will be responsible for to following up with teams currently pilot testing the product, setting up media events and interviews, directing targeted traffic to our website, print and content publications as well as organizing booths and displays at all the large sports shows and youth development camps in North America.

     We expect our revenues will be derived from three components.

Unit sales: Football/Cost $4,995.00

     Each SafeBrain System will contain a Team Kit which consists of: 52 C.I.A. Sensors, Safe Brain Software, Netbook PC, Storage Case, Instruction Manual, two data transfer interface cables and 2 C.I.A. emergency replacement sensors.

Unit sales: Hockey/Cost $2,995.00

     Each SafeBrain System will contain a Team Kit which consists of: 22 C.I.A. Sensors, Safe Brain Software, Netbook PC, Storage Case, Instruction Manual, two data transfer interface cables and 2 C.I.A. emergency replacement sensors.

Maintenance Agreement and Team Maintenance/Cost $499.00.

     The annual maintenance agreements for teams or individuals will include complete battery replacement on all Units as needed, testing, verification and calibration certification on all CIA devices. Data storage is also included to record and store downloaded user data safely and effectively for the entire time any one specific user or team is using the device. A satisfaction guaranteed lifetime warranty also enables easy repair or replacement on any Units sold.

     We will also sell individual Units at a cost of $199.00 and annual maintenance costs $49.99 per year.

Manufacturing

     We do not own any manufacturing facilities. Accordingly, we will use unrelated third parties to manufacture our SafeBrain System. We do not have any written agreements with any person regarding the manufacture of the SafeBrain system or its components.

Plan of Operation

     Between April 11, 2012 and May 25, 2012, we sold 7,094,000 Units at a price of $0.15 per Unit to a group of private investors. Each Unit consisted of one share of common stock and one warrant. Every two warrants entitle the holder to purchase one share of our common stock at a price of $0.35 per share at any time on or before April 30, 2014.

     Our plan of operation and capital requirements for the twelve months ending May 31, 2013 are shown below.

            Activity                            Estimated Cost
            --------                            --------------

            Production                           $100,000
            Research and Development               50,000
            Marketing                             150,000
            Working Capital                       390,000
                                                ---------
                  Total                          $690,000
                                                =========

     As of July 20, 2012 we had generated less than $30,000 in revenue from sales of SafeBrain systems.

General

     Our principal offices are located at 100, 224-11th Avenue S.W., Calgary, AB T2R 0C3. Our offices are provided to us free of charge.

     Our website is www.safebrain.ca and our telephone number is (403) 801-1506.

     As of July 20, 2012 we did not employ any persons on a full time basis.

                                  RISK FACTORS

     We are in the development stage and may never be profitable.


     Neither we, nor any other person, has ever generated revenue in excess of $30,000 from the sale of any products using the SafeBrain technology. Accordingly, we will need to raise capital to be able to fund the costs of our operations and our planned activities.

     We have never earned a profit and we expect to incur losses during the foreseeable future and may never be profitable. We will need to earn a profit or obtain additional financing until we are able to earn a profit. As a result of our operating history it is difficult for potential investors to evaluate our business. There can be no assurance that we can implement our business plan or that we will be profitable.

Our  failure  to  obtain  capital  may   significantly   restrict  our  proposed
operations.

     We need additional capital to fund operating losses and to expand business.

     We do not know what the terms of any future capital raising may be but any future sale of equity securities would dilute the ownership of existing stockholders. The failure to obtain the capital will result in a slower implementation of our business plan. There can be no assurance that we will be able to obtain any capital which is needed.

     We will need to obtain additional financing until we are able to earn a profit. As a result of our short operating history it is difficult for potential investors to evaluate our business. There can be no assurance that we can implement our business plan or that we will be profitable.

Our operations are dependent upon the continued services of our officers.

     The loss of any of any of our officers, whether as a result of death, disability or otherwise, may have a material adverse effect upon our business.

As of the date of this report there was virtually no public market for our common stock, and if no viable public market develops, our shareholders may be unable to sell their shares.

     If our shareholders are unable to sell their shares, they may never be able to recover any amounts which they paid for our shares. Disclosure requirements pertaining to penny stocks may reduce the level of trading activity in the market for our common stock and investors may find it difficult to sell their shares.

     Trades of our common stock are subject to Rule 15g-9 of the Securities and Exchange Commission, which rule imposes certain requirements on broker/dealers who sell securities subject to the rule to persons other than established customers and accredited investors. For transactions covered by the rule, brokers/dealers must make a special suitability determination for purchasers of the securities and receive the purchaser's written agreement to the transaction prior to sale. The Securities and Exchange Commission also has rules that regulate broker/dealer practices in connection with transactions in "penny stocks". Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in that security is provided by the exchange or system). The penny stock rules require a broker/ dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the Commission that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker/dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker/dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker/dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation.

     Consequently, the penny stock rules may affect the ability of broker-dealers to sell shares of our common stock and may affect the ability of shareholders to sell their shares in the secondary market, as compliance with such rules may delay and/or preclude certain trading transactions. The rules could also have an adverse effect on the market price of our common stock. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for our common stock. Many brokers may be unwilling to engage in transactions in our common stock because of the added disclosure requirements, thereby making it more difficult for shareholders to dispose of their shares. You may also find it difficult to obtain accurate information about, and/or quotations as to the price of our common stock.

We do not intend to pay any cash dividends on our common stock.

     We have never declared or paid any cash dividends on our common stock and we do not anticipate paying any cash dividends in the foreseeable future. Prospective investors should not purchase these securities with any view toward the receipt of dividends.

                                   MANAGEMENT

      Name             Age   Position
      ----             ---   --------

      Michael Scott     46   Chief Executive Officer, Principal Financial and
                             Accounting Officer and a Director

     Information concerning our new officer and director follows:

     Michael Scott was appointed as an officer and a director on March 30, 2012. Mr. Scott has been a consultant to the oil and gas industry since September, 2011. Between October, 2008 and September, 2011, Mr. Scott was the President of Triple J Pipelines Ltd. Between October, 2002 and October, 2008 Mr. Scott was the President of Core Pipelines Ltd.

     Our directors serve until the next annual meeting of our shareholders and until their successors have been duly elected and qualified. Our officers serve at the discretion of our directors.

     We do not have a compensation committee. Our Board of Directors serves as our Audit Committee. We do not have a financial expert. Michael Scott is not independent as that term is defined in Rule 803 of the NYSE MKT.

     We believe Mr. Scott is qualified to act as a director due to his experience in the management of companies.

     We have not adopted a Code of Ethics applicable to its principal executive, financial, and accounting officers and persons performing similar functions. We do not believe a Code of Ethics is necessary at this time since we only have one officer.

     The following table shows the compensation paid or accrued during the two years ended October 31, 2011 to our executive officer.

============================================================================================
                                                                       All Other
   Name and                                       Stock     Option      Annual
   Principal          Fiscal  Salary    Bonus     Awards    Awards   Compensation
   Position            Year     (1)      (2)       (3)        (4)          (5)        Total
--------------------------------------------------------------------------------------------

Sang Ho Kim,           2011      --       --       --          --           --          --
Principal Executive    2010      --       --       --          --           --          --
Financial and
Accounting Officer (6)


(1)  The dollar value of base salary (cash and non-cash) earned.

(2)  The dollar value of bonus (cash and non-cash) earned.

(3) During the periods covered by the table, the value of our shares issued as compensation for services to the persons listed in the table.

(4) The value of all stock options granted during the periods covered by the table.

(5) All other compensation received that we could not properly report in any other column of the table.

(6)  Mr. Kim resigned as our officer in March 2012.

     Long-Term Incentive Plans. We do not provide our officers or employees with pension, stock appreciation rights, long-term incentive or other plans and has no intention of implementing any of these plans for the foreseeable future.

     Employee Pension, Profit Sharing or other Retirement Plans. We do not have a defined benefit, pension plan, profit sharing or other retirement plan, although we may adopt one or more of such plans in the future.

     Compensation of Directors. Our directors did not receive any compensation for their services as directors during the two fiscal years ended October 31, 2011.

Stock Option and Bonus Plans

     We have not adopted any stock option or stock bonus plans.

                             PRINCIPAL SHAREHOLDERS

     The following table shows, as of July 20, 2012, information with respect to those persons owning beneficially 5% or more of our common stock and the number and percentage of outstanding shares owned by each of our officers and directors and by all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

                                         Number
     Name and Address                  of Shares         Percent of Class
     ----------------                  ---------         ----------------

     Michael Scott                      21,000,000              40.3%
     100, 224-11th Avenue S.W.
     Calgary, AB T2R 0C3

     All officers and directors as a
        group (one person)              21,000,000              40.3%

                            DESCRIPTION OF SECURITIES

Common Stock

     We are authorized to issue 100,000,000 shares of common stock (the "Common Stock"). Holders of Common Stock are each entitled to cast one vote for each share held of record on all matters presented to shareholders. Cumulative voting is not allowed; hence, the holders of a majority of the outstanding Common Stock can elect all directors.

     Holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefore and, in the event of liquidation, to share pro rata in any distribution of our assets after payment of liabilities. The board is not obligated to declare a dividend. It is not anticipated that dividends will be paid in the foreseeable future.

     Holders of common stock do not have preemptive rights to subscribe to additional shares we may issue in the future. There are no conversion, redemption, sinking fund or similar provisions regarding the common stock. All outstanding shares of common stock are fully paid and nonassessable.

Warrants

     In 2012 we sold warrants in connection with a private offering. Every two Warrants entitle the holder to purchase one share of our common stock at a price of $0.35 per share. The Warrants expire on April 30, 2014.

     Other provisions of the Warrants are set forth below. This information is subject to the provisions of the Warrant Certificate representing the Warrants.

     1. The Warrants are restricted securities and any shares issuable upon the exercise of the Warrants, unless such shares are registered, will also be restricted securities.

     2. Unless exercised within the time provided for exercise, the Warrants will automatically expire.

     3. The exercise price of the Warrants may not be increased during the term of the Warrants, but the exercise price may be decreased at the discretion of our Board of Directors by giving each Warrant holder notice of such decrease. The exercise periods for the Warrants may be extended by the our Board of Directors giving notice of such extension to each Warrant holder of record.

     4. There is no minimum number of shares which must be purchased upon exercise of the Warrants.

     5. The exercise price of the Warrants, as well as the shares issuable upon the exercise of the Warrants, will be proportionately adjusted in the event of any stock split, stock dividend, reclassification, capital reorganization or merger.

     6. The holders of the warrants have no voting power and are not entitled to dividends. In the event of our liquidation, dissolution or winding up of the Company, holders of the warrants will not be entitled to participate in the distribution of our assets.

Transfer Agent

      Transhare Corporation
      5105 DTC Parkway, Suite 325
      Greenwood Village, CO 80111
      Phone: 303-662-1112
      Fax: 303-662-1113

                                 INDEMNIFICATION

     Our Bylaws authorize indemnification of a director, officer, employee or agent against expenses incurred by him in connection with any action, suit, or proceeding to which he is named a party by reason of his having acted or served in such capacity, except for liabilities arising from his own misconduct or negligence in performance of his duty. In addition, even a director, officer, employee, or agent found liable for misconduct or negligence in the performance of his duty may obtain such indemnification if, in view of all the circumstances in the case, a court of competent jurisdiction determines such person is fairly and reasonably entitled to indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers, or controlling persons pursuant to these provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 3.02.  Unregistered Sales of Equity Securities.

     Between April 11, 2012 and July 20, 2012, we sold 8,347,233 Units at a price of $0.15 per Unit to a group of private investors. Each Unit consisted of one share of common stock and one warrant. Every two warrants entitle the holder to purchase one share of our common stock at a price of $0.35 per share at any time on or before April 30, 2014.

     The securities sold in the Private Offering were restricted securities, as that term is defined in Rule 144 of the Securities and Exchange Commission. We relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 with respect to the issuance of these securities. The persons who acquired these securities were all provided with information concerning us prior to the acquisition of their securities. The certificates representing the securities will bear legends stating that the securities may not be offered, sold or transferred other than pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an applicable exemption from registration. No commissions were paid in connection with the sale of these securities.

Item 5.01.  Changes in Control of Registrant.
-

     See Item 2.01 of this report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      See Item 2.01 of this report.


Item 5.06.  Change in Shell Company Status.

      See Item 2.01 of this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 20, 2012.

                                 SAFEBRAIN SYSTEMS, INC.


                                 By: /S/ Michael Scott
                                     ----------------------------------
                                     Michael Scott, Chief Executive
                                     Officer












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